SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|X|  Soliciting Material Pursuant to Section 240.14a-12


                             AremisSoft Corporation
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

Script for Conference Call - Monday - July 9, 2001 - 4:30 p.m. Eastern Time

Paul Bloom, Executive Vice President of Corporate Development:

AremisSoft has filed a preliminary proxy statement with the Securities and Exchange Commission relating to AremisSoft's solicitation of proxies from its stockholders with respect to the proposed recapitalization plan. AREMISSOFT ADVISES SECURITIES HOLDERS TO READ AREMISSOFT'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. AremisSoft proxy statement will be available for free at www.sec.gov, along with any other related documents filed by AremisSoft. You may also obtain a free copy of AremisSoft definitive proxy statement, when it becomes available, by contacting Morrow & Co., Inc., at 445 Park Avenue, New York, NY 10022, (212) 754-8000. Information regarding the names, affiliation and interests of individuals who may be deemed participants in any solicitation by AremisSoft can be found in the preliminary proxy statement filed with the Securities and Exchange Commission by AremisSoft.

Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995: All statements, other than historical facts, included in this conference call regarding the Company's financial position, business strategy, and plans of management for future operations are "forward looking statements." These statements are based on management's beliefs and assumptions, and on information currently available to management. Forward looking statements include, but are not limited to, statements in which words such as "expect," "see," "anticipate," "intend," "plan," "believe," "estimate," "consider," "will" or similar expressions are used. Forward looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions, including risks discussed under "Risk Factors" in the Company's annual report on Form 10-K, SEC File No. 0-25713, all of which are incorporated herein by reference. The Company's actual results and stockholder values may differ materially from those anticipated or expressed in these forward looking statements. Many of the factors that will determine these results and values are beyond the Company's ability to control or predict. Persons listening to this conference call are cautioned not to put undue reliance on any forward looking statement. The Company undertakes no obligation to publicly update these forward looking statements, whether as a result of new information, future events or otherwise.

Good afternoon ladies and gentlemen. As you know, AremisSoft has filed its preliminary proxy statement with the Securities and Exchange Commission relating to its proposed recapitalization. Because the proxy statement is a "preliminary proxy," it is subject to modification and changes before it is mailed to all shareholders of record entitled to vote on the recapitalization amendment at the upcoming Special Meeting of Stockholders. Of course, all shareholders will receive by mail a copy of the "definitive" or "final" proxy statement when it has been finalized by the company. The matters discussed in this conference call today, therefore, are subject to modifications or changes which will be reflected in the "definitive" proxy statement.

Because of the relatively large "short" positions in the company's shares and because the company has received, and continues to receive, numerous inquiries from stockholders and brokerage firms on the anticipated procedures to be followed in exchanging the current common stock certificates for the new Class A common Stock and Series 1 Class B common stock certificates, the company has decided to make the following prepared remarks relating to these anticipated procedures. Since the proxy statement is still in "preliminary" form and since the actual process of soliciting proxies has not yet commenced, the company is limiting its remarks to this prepared statement the exact text of which has been currently or will be filed with the Securities and Exchange Commission. Therefore, no questions from conference call participates will be entertained at this time. After the proxy statement has been finalized and mailed to all stockholders of record, the company anticipates answering any questions which may arise relating to the proposed recapitalization amendment and has retained Morrow & Co., Inc., at 445 Park Avenue, New York, NY 10022, (212) 754-8000 to act as its proxy soliciting agent.

The following questions and answers are intended to answer the vast majority of questions being asked by stockholders and brokerage firms regarding the anticipated procedures for the exchange of the company's current common stock for shares of the company's proposed new Class A common stock and Series 1 Class B common stock. These questions and answers have been limited to the anticipated procedure and do not provide the full information a stockholder should have in deciding whether or not to vote in favor or against the proposed recapitalization amendment. Stockholders should read the "definitive" proxy statement carefully when it becomes available. Stockholders holding shares in street name are further encouraged to contact their brokers to ask for a prompt delivery of the "definitive" proxy statement and proxy when it becomes available to the brokers so that all beneficial owners of the company's shares will have the opportunity to study it carefully and to vote at the upcoming Special Meeting of Stockholders.

QUESTION:  What shares are involved in the recapitalization of the company?

ANSWER: All of the company's current shares of common stock are to be recalled and exchanged for two new classes, Class A common stock, which the company anticipates will be traded on the NASDAQ Stock Market or similar stock exchange, and Series 1 Class B common stock, which will not be traded on any established public trading market.

QUESTION: What is the anticipated exchange rate of the company's proposed Class A common stock and Series 1 Class B common stock for the company's current common stock?

ANSWER: Each one and one tenth share of the company's current common stock will be exchanged for one share of new Class A common stock and one tenth of one share of new Series 1 Class B common stock.

QUESTION: What is the difference between the rights, preferences and privileges of company's current common stock and the proposed new Class A common stock?

ANSWER: The company anticipates that there will be no material differences in the rights, preferences, and privileges, including voting rights and the rights to dividends, between the company's current common stock and the proposed new Class A common stock.

QUESTION: What is the difference between the rights, preferences and privileges of the company's current common stock and the proposed new Series 1 Class B common stock?

ANSWER: The company anticipates that the rights, preferences and privileges of the new Series 1 Class B common stock will be substantially similar to the company's current common stock, except that the Series 1 Class B common stock will be immediately convertible into Class A common stock on a share for share basis at the election of the stockholder and can be redeemed by the company at a price equal to the closing price of a share of Class A common stock immediately prior to the date of redemption. The redemption price may be paid in cash or in shares of Class A common stock.

QUESTION: Will both the Class A common stock and the Class B common stock be listed for trading in any establish public trading market?

ANSWER: The company anticipates only the Class A common stock will be listed for trading on the NASDAQ Stock Market or a similar stock exchange. The company does not anticipate listing the Series 1 Class B common stock on any established public trading market. However, if a stockholder elects to convert the Series 1 Class B common stock into Class A common stock, the company anticipates that the new Class A common stock issued in the conversion will be listed for trading on the NASDAQ Stock Market or a similar stock exchange.

QUESTION: Will the company's current common stock trade after the record date for the mandatory exchange of the company's current common stock for the proposed new Class A common stock and Series 1 Class B common stock?

ANSWER: The company anticipates deregistering the company's current common stock removing it from trading on the NASDAQ Stock Market simultaneously with the listing of the proposed new Class A common stock at the effective time of the recapitalization. Consequently, the company does not anticipate that the company's current common stock will trade on any established public trading market after the record date for the mandatory exchange of shares. However, the Company anticipates that any stockholder of record on the record date for the exchange of shares may sell the equivalent of the company's current common stock by selling the Class A common stock to be received in the exchange and the Class A common stock to be received on conversion of the Series 1 Class B common stock by physically returning the company's current common stock certificate to the company's transfer agent with proper instructions that the Series 1 Class B common stock is to be converted and all of the Class A common stock has been sold. The Company further anticipates that this procedure may be accomplished by the company's transfer agent in time to meet delivery requirements for the sale. However, all stockholders are encouraged to exchange their existing common stock certificates for new Class A common stock certificates and Series 1 Class B common stock certificates as promptly as possible.

QUESTION: What is the formal procedure which must be followed in order to receive the proposed new Class A common stock and Series 1 Class B common stock certificates?

ANSWER: Subject to any changes which may be included in the "definitive" proxy statement, the company anticipates the following procedure for the exchange of share certificates: As soon as practical after the adoption of the recapitalization amendment by the stockholders and the approval of the listing of the Class A common stock for trading on the NASDAQ Stock Market or similar stock exchange, the company's transfer agent will mail a transmittal letter to each record holder, as of the record date for the exchange, requiring each holder of the company's current common stock to exchange the current common stock certificate for new Class A common stock and Series 1 Class B common stock certificates. Each holder of any certificate or certificates that immediately prior to the record date for the exchange represented the current common stock, upon the surrender of such certificate or certificates to the company or its transfer agent, shall be entitled to receive certificates representing Class A common stock equal to .9090909, and shares of Series 1 Class B common stock equal to .0909090, times the aggregate number of shares of the current common stock shown on the face of such certificate or certificates. The company will not issue certificates representing fractional shares of either Class A common stock or Series 1 Class B common stock. Instead, in lieu of a fractional share of either Class A common stock or Series 1 Class B common stock, the company will pay to the stockholder cash based upon the value of a share of the company's current common stock as quoted on the NASDAQ Stock Market. All stockholders of record on the record date for the exchange must exchange the physical share certificates representing shares of the company's current common stock for new stock certificates representing the Class A common stock and the Series 1 Class B common stock.

QUESTION: May the exchange of the current common stock for the proposed new Class A common stock and Series 1 Class B common stock be done by a brokerage firm's journal entry without the physical delivery of the company's current common stock certificate?

ANSWER: Section 242 of the Delaware General Corporation Law empowers any corporation undergoing a reclassification specific procedures it has determined to be mandatory in carrying out the exchange. While all stockholders of record on the record date of the exchange will be entitled to receive new share certificates representing the new proposed Class A common stock and Series 1 Class B common stock, the company and its shareholders who approve the recapitalization at the Special Meeting of Stockholders will have required the physical exchange of old certificates for new certificates as a mandatory procedure in the exchange. Consequently, a journal entry by the back offices of brokerage firms without the physical delivery of the old common stock share certificates to the transfer agent will not comply with the mandatory procedures set forth in the recapitalization amendment. In order to ensure your rights to receive both the Class A common stock and the Series 1 Class B common stock, all stockholders holding shares in street name with brokers are encouraged to direct your broker to complete the physical exchange of old common stock share certificates for the new Class A common stock and Series 1 Class B common stock certificates.

Thank you ladies and gentlemen for attending today's conference call. This concludes our prepared remarks on the anticipated procedures to be followed in the mandatory exchange of the company's current common stock certificates for the proposed new Class A common stock and Series 1 Class B common stock certificates in the proposed recapitalization. All stockholders are again encouraged to read the "definitive" proxy statement for any changes or modifications to these procedures when it becomes available. Thank you.

                                      #####

                              IMPORTANT INFORMATION

AremisSoft has filed a preliminary proxy statement with the Securities and Exchange Commission relating to AremisSoft's solicitation of proxies from its stockholders with respect to the proposed recapitalization plan. AREMISSOFT ADVISES SECURITIES HOLDERS TO READ AREMISSOFT PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. AremisSoft proxy statement will be available for free at www.sec.gov, along with any other related documents filed by AremisSoft. You may also obtain a free copy of AremisSoft definitive proxy statement, when it becomes available, by contacting Morrow & Co., Inc., at 445 Park Avenue, New York, NY 10022, (212) 754-8000. Information regarding the names, affiliation and interests of individuals who may be deemed participants in any solicitation by AremisSoft can be found in the preliminary proxy statement filed with the Securities and Exchange Commission by AremisSoft.